THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Fee-Based Variable Annuity

Supplement dated May 20, 2015 to the Prospectus dated May 1, 2015

This Supplement to your Lincoln Investor Advantage® prospectus outlines changes to certain investment options under your variable annuity contract. All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Fund Name Change: The name of the Virtus AlphaSector Series has been changed effective May 14, 2015. Consequently, all references to the Virtus AlphaSector Series in your prospectus are amended to reflect the new name: Virtus Equity Trend Series.

Fund Fees and Expenses: The fees and expenses for certain funds are listed incorrectly in, or have been updated since, your May 1, 2015 prospectus. The new fees and expenses are as follows:

The following item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2014. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses):	0.46%	16.60%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*):	0.46%	2.53%
*The funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2016.

The following table shows the expenses charged by each fund (as a percentage of each fund’s average net assets):

	Management Fees (before any waivers/ reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)
Goldman Sachs VIT Money Market Fund – Service Class1	0.21%	0.25%	0.09%	0.00%	0.55%	-0.07%	0.48%
Goldman Sachs VIT Strategic Income Fund - Advisor Shares2	0.60%	0.40%	1.02%	0.00%	2.02%	-0.75%	1.27%
Virtus Equity Trend Series – Class A3	1.00%	0.25%	0.30%	0.02%	1.57%	0.05%	1.62%
1 The Investment Adviser has agreed to reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees and expenses, shareholder meeting, litigation, indemnification, and extraordinary expenses) equal on an annualized basis to 0.004% of the Fund's average daily net assets through at least April 30, 2016, and prior to such date the Investment Adviser man not terminate the arrangement without the approval of the Board of Trustees. These expenses are for the year ended December 31, 2014.
2 The Fund's "Other Expenses" have been restated to reflect expenses expected to be incurred during the fiscal year. The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.254% of the Fund’s average daily net assets through at least April 30, 2016, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. These expenses are for the year ended December 31, 2014.
3The expenses are estimated to be incurred based on changes to principal investment strategies. The Total Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables of the fund prospectus, which tables reflect only the operating expenses of the series and do not include acquired fund fees and expenses. These charges are effective as of May 14, 2015.

Please retain this Supplement for future reference.